                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                      FEBRUARY 27, 2006 (FEBRUARY 21, 2006)
               (Date of Report (date of earliest event reported))

                            MORTGAGEIT HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

            MARYLAND                      1-32213                    20-0947002
  (State or other jurisdiction     (Commission File No.)  (I.R.S. Employer Identification
of incorporation or organization)                                     Number)

             33 MAIDEN LANE                                              10038
              NEW YORK, NY                                            (Zip Code)
(Address of principal executive office)

                                 (212) 651-7700
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

As of February 21, 2006 (the "Effective Date"), MortgageIT, Inc. ("MortgageIT"),
the mortgage banking subsidiary of MortgageIT Holdings, Inc. (the "Company"), entered into a Second Amendment (the "Amendment") to First Amended and Restated
Note Purchase Agreement (as amended, the "Agreement") by and among MortgageIT and each of the purchasers named therein. The Amendment was entered to provide
MortgageIT, Inc. with additional borrowings of $15 million. In addition, the
Amendment was entered to permit the Company to incur capital expenditures in an amount of no greater than $13 million for the year ended December 31, 2005. The borrowings under the Agreement bear interest at a rate of 6.5% from and including the Effective Date, payable quarterly, and mature on March 29, 2007.
Pursuant to a Guaranty and Collateral Confirmation dated as of February 21, 2006 by MortgageIT, the Company and two indirect, wholly owned subsidiaries of the
Company (the "Guaranty"), the obligations of MortgageIT under the Agreement are guaranteed by the Company and such subsidiaries. The foregoing descriptions of the Amendment and the Guaranty are qualified in their entirety by reference to the Amendment and the Guaranty, which are attached hereto as Exhibits 10.1 and
10.2, respectively, and incorporated herein by reference.

                                     * * * *

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.

10.1   Second Amendment to First Amended and Restated Note Purchase Agreement,
       dated as of February 21, 2006 by and among MortgageIT, Inc. and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers attached as Schedule I thereto

10.2   Guaranty and Collateral Confirmation, dated as of February 21, 2006, by
       MortgageIT, Inc., MortgageIT Holdings, Inc., Home Closer LLC and Urbistar
       Settlement Services, LLC

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MORTGAGEIT HOLDINGS, INC.

                                        By: /s/ ANDY OCCHINO
                                            ------------------------------------
                                            Andy Occhino
                                            Secretary

Date: February 27, 2006

                            MORTGAGEIT HOLDINGS, INC.
                           CURRENT REPORT ON FORM 8-K
               REPORT DATED FEBRUARY 27, 2006 (FEBRUARY 21, 2006)

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
-----------   -----------
10.1          Second Amendment to First Amended and Restated Note Purchase
              Agreement, dated as of February 21, 2006 by and among MortgageIT,
              Inc. and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers attached as Schedule I thereto

10.2          Guaranty and Collateral Confirmation, dated as of February 21,
              2006, by MortgageIT, Inc., MortgageIT Holdings, Inc., Home Closer
              LLC and Urbistar Settlement Services, LLC